UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 8, 2016
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant's Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02. Results of Operations and Financial Condition
ITEM 7.01. Regulation FD Disclosure
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

ITEM 2.02. Results of Operations and Financial Condition
On August 8, 2016, Crawford & Company (the "Company") issued a press release containing information about the Company's financial results for the second quarter 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7.01. Regulation FD Disclosure
The Company has made available on the Company's website at www.crawfordandcompany.com a presentation designed to enhance the information presented at its quarterly earnings conference call on Monday, August 8, 2016 at 3:00 p.m. Eastern Time. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

As disclosed beginning with the Company's Annual Report on Form 10-K for the year ended December 31, 2015, commencing in the fourth quarter of 2015, the Company realigned two of its reportable segments by moving its Canada and Latin America/Caribbean operations from the former Americas segment to the newly created International segment, which was formerly referred to as the EMEA/AP (Europe, Middle East, Africa, and Asia-Pacific) segment. The results of the former EMEA/AP segment are no longer reported separately. The former Americas segment, without Canada and Latin America/Caribbean, is now the U.S. Services segment. The results of the former Americas segment are no longer reported separately. U.S. Services primarily serves the property and casualty insurance company markets in the U.S. International serves the property and casualty insurance company and self-insurance markets outside the U.S. Broadspire continues to serve the U.S. self-insurance marketplace. Garden City Group continues to serve the securities, bankruptcy, and other legal settlements markets, primarily in the U.S. The change in reportable segments did not have any impact on previously reported consolidated financial results. The Company's Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, each included the revision of prior period results to conform to the current presentation of the Company's reportable segments. Attached hereto as Exhibit 99.3 and incorporated herein by this reference are the historical results of operations for each quarter of 2015 revised to conform to the current presentation of the Company's reportable segments. Additionally, in order to provide investors with enhanced information on corporate performance, a quarterly consolidated non-GAAP adjusted EBITDA measure is being included along with the required reconciliations to the nearest GAAP based performance measure.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 8, 2016

99.2	Slide Presentation

99.3	Schedule of Revised Reportable Segment Data and Adjusted EBITDA
The information contained in this current report on Form 8-K and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation by reference language in such filing, unless expressly incorporated by specific reference to such filing. The information, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ W. BRUCE SWAIN
W. Bruce Swain
Executive Vice President - Chief Financial Officer

Dated: August 8, 2016

EXHIBIT INDEX

Number	Descriptions
99.1	Press Release dated August 8, 2016

99.2	Slide Presentation

99.3	Schedule of Revised Reportable Segment Data and Adjusted EBITDA

5